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                                                                       EXHIBIT 1

                        2,200,000 Shares of Common Stock

                             FORWARD AIR CORPORATION

                             UNDERWRITING AGREEMENT

                               _____________, 2003

BEAR, STEARNS & CO. INC.
DEUTSCHE BANK SECURITIES INC.
BB&T CAPITAL MARKETS,
    a division of Scott & Stringfellow, Inc.
As Representatives of the
    Several Underwriters
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York  10179

Ladies/Gentlemen:

         Scott M. Niswonger (the "Selling Shareholder") proposes to sell to the several underwriters (the "Underwriters") named in Schedule I hereto, for whom you are acting as representatives (the "Representatives"), an aggregate of 2,200,000 shares (the "Firm Shares") of the Common Stock, $0.01 par value (the "Common Stock"), of Forward Air Corporation, a Tennessee corporation (the "Company"). The East Tennessee Foundation (the "Option Shareholder") also proposes to sell at the Underwriters' option an aggregate of up to 330,000 additional shares of the Common Stock (the "Option Shares") as set forth below. The Selling Shareholder and the Option Shareholder are sometimes referred to herein collectively as the "Sellers." The respective amounts of the Firm Shares to be so purchased by the several Underwriters are set forth opposite their names in Schedule I hereto.

         As the Representatives, you have advised the Company, the Selling Shareholder and the Option Shareholder (a) that you are authorized to enter into this Agreement on behalf of the several Underwriters and (b) that the several Underwriters are willing, acting severally and not jointly, to purchase the numbers of Firm Shares set forth opposite their respective names in Schedule I, plus their pro rata portion of the Option Shares if you elect to exercise the over-allotment option in whole or in part for the accounts of the several Underwriters. The Firm Shares and the Option Shares (to the extent the option is exercised) are herein collectively called the "Shares." If the Underwriters listed on Schedule I include only the Representatives, then references herein to the Representatives shall mean the Underwriters.


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         In consideration of the mutual agreements contained herein and of the interests of the parties in the transactions contemplated hereby, the parties hereto agree as follows:

1. REPRESENTATIONS AND WARRANTIES OF THE COMPANY, THE SELLING SHAREHOLDER AND THE OPTION SHAREHOLDER.

         (a) The Company represents and warrants to each of the Underwriters as follows:

         (i) A registration statement on Form S-3 (File No. 333-110015) with respect to the Shares has been prepared by the Company in conformity in all material respects with the requirements of the Securities Act of 1933, as amended (the "Act"), and the Rules and Regulations (the "Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder and has been filed with the Commission. The Company has complied with the conditions for the use of Form S-3. Copies of such registration statement, including any amendments thereto, the preliminary prospectuses (meeting the requirements of the Rules and Regulations in all material respects) contained therein and the exhibits, financial statements and schedules, as finally amended and revised, have heretofore been delivered by the Company to you. Such registration statement, together with any registration statement filed by the Company pursuant to Rule 462(b) of the Act, herein referred to as the "Registration Statement," which shall be deemed to include all information omitted therefrom in reliance upon Rule 430A and contained in the Prospectus referred to below, has become effective under the Act, and no post-effective amendment to the Registration Statement has been filed as of the date of this Agreement. As used in this Agreement, "Prospectus" means (a) the form of prospectus first filed with the Commission pursuant to Rule 424(b) or (b) the last preliminary prospectus included in the Registration Statement filed prior to the time it becomes effective or filed pursuant to Rule 424(a) under the Act that is delivered by the Company to the Underwriters for delivery to purchasers of the Shares, together with any term sheet or abbreviated term sheet filed with the Commission pursuant to Rule 424(b)(7) under the Act. Each preliminary prospectus included in the Registration Statement prior to the time it becomes effective is herein referred to as a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or to the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein as of the date hereof or the date of the Prospectus, and, in the case of any reference herein to any Prospectus, also shall be deemed to include any documents incorporated by reference therein as of the date of the Prospectus, and any supplements or amendments thereto, filed with the Commission after the date of filing of the Prospectus under Rules 424(b) or 430A, and prior to the termination of the offering of the Shares by the Underwriters.

         (ii) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Tennessee, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. Each of the subsidiaries of the Company listed in Schedule II hereto (collectively, the "Subsidiaries") has been duly organized and is validly existing as a corporation in good standing


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under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement. The Subsidiaries are the only subsidiaries, direct or indirect, of the Company. The Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, except where the failure to be so qualified would not have a material adverse effect on the Company and the Subsidiaries, taken as a whole. The outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by the Company or another Subsidiary free and clear of all liens, encumbrances and equities and claims, except as described in the Registration Statement, the Prospectus or those liens, encumbrances, equities and claims that do not materially affect the value of such securities; and except as described in the Registration Statement or the Prospectus, no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Subsidiaries are outstanding.

         (iii) The outstanding shares of Common Stock of the Company, including all shares to be sold by the Selling Shareholder and the Option Shareholder, have been duly authorized and validly issued and are fully paid and non-assessable; and no preemptive rights of stockholders exist with respect to any of the Shares or the sale thereof. Neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to the registration of any shares of Common Stock.

         (iv) All of the Shares conform in all material respects to the description thereof contained or incorporated by reference in the Registration Statement. The form of certificates for the Shares conforms in all material respects to the corporate law of the jurisdiction of the Company's incorporation.

         (v) The Commission has not issued an order preventing or suspending the use of any Prospectus relating to the proposed offering of the Shares nor instituted, to the knowledge of the Company, proceedings for that purpose. The Registration Statement, when it was declared effective, the Prospectus, when it is filed with the Commission pursuant to Rule 424(b) and any amendment or supplement thereto, when it is filed with the Commission, contained or will contain, all statements that are required to be stated therein by, and will conform in all material respects to the requirements of the Act and the Rules and Regulations. The documents incorporated by reference in the Prospectus, at the time filed with the Commission, conformed in all material respects, to the requirements of the Securities Exchange Act of 1934 (the "Exchange Act") or the Act, as applicable, and the rules and regulations of the Commission thereunder. When declared effective and as of the date hereof, the Registration Statement and any amendment thereto did not contain, and does not contain, any untrue statement of a material fact and did not omit, and does not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. As of the date it is filed with the Commission pursuant to Rule 424(b) and as of the date hereof, the Prospectus and any


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amendments and supplements thereto did not contain, and will not contain, any untrue statement of material fact; and did not omit, and will not omit, to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus, or any such amendment or supplement, in reliance upon, and in conformity with, written information furnished to the Company by or on behalf of the Selling Shareholder, the Option Shareholder, or any Underwriter through the Representatives, specifically for use in the preparation thereof.

         (vi) The consolidated financial statements of the Company and the Subsidiaries, together with related notes and schedules as set forth in the Registration Statement, present fairly the financial position and the results of operations and cash flows of the Company and the consolidated Subsidiaries, at the indicated dates and for the indicated periods. Such financial statements and related schedules have been prepared in accordance with generally accepted principles of accounting, consistently applied throughout the periods involved, except as disclosed therein, and all adjustments necessary for a fair presentation of results for such periods have been made. The summary financial and statistical data included or incorporated by reference in the Registration Statement presents fairly the information shown therein and such data has been compiled on a basis consistent with the financial statements presented therein and the books and records of the Company.

         (vii) Ernst & Young LLP, who have certified certain of the financial statements filed with the Commission as part of, or incorporated by reference in, the Registration Statement, are independent public accountants as required by the Act, the Exchange Act and the Rules and Regulations.

         (viii) There is no action, suit, claim or proceeding pending or, to the knowledge of the Company, threatened against the Company or any of the Subsidiaries before any court or administrative agency or otherwise that if determined adversely to the Company or any of its Subsidiaries might result in any material adverse change in the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and of the Subsidiaries taken as a whole or to prevent the consummation of the transactions contemplated hereby.

         (ix) The Company and the Subsidiaries have good and marketable title to all of the real and personal property reflected in the financial statements (or as described in the Registration Statement or any document incorporated therein by reference) hereinabove described, subject to no lien, mortgage, pledge, charge or encumbrance of any kind except those reflected in such financial statements (or as described in the Registration Statement or any document incorporated therein by reference) or which are not material in amount. The Company and the Subsidiaries occupy their leased properties under valid and binding leases conforming in all material respects to the description thereof set forth in the Registration Statement or the documents incorporated therein by reference.


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         (x) The Company and the Subsidiaries have filed all Federal, state, local and foreign income tax returns that have been required to be filed and have paid all taxes indicated by said returns and all assessments received by them or any of them to the extent that such taxes have become due and are not being contested in good faith, except where the failure to file or pay would not reasonably be expected to have a material adverse effect on the Company and the Subsidiaries, taken as a whole. All tax liabilities have been adequately provided for in the financial statements of the Company.

         (xi) Since the respective dates as of which information is given in the Registration Statement, as it may be amended or supplemented, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, whether or not occurring in the ordinary course of business, and there has not been any material transaction entered into or any material transaction that is probable of being entered into by the Company or the Subsidiaries, other than transactions in the ordinary course of business and changes and transactions described in the Registration Statement, as it may be amended or supplemented. The Company and the Subsidiaries have no material contingent obligations that are not disclosed in the Company's financial statements that are included or incorporated by reference in the Registration Statement.

         (xii) Neither the Company nor any of the Subsidiaries is, or with the giving of notice or lapse of time or both will be, in violation of or in default under (A) its Charter, as amended or restated, or By-Laws, as amended or restated, or (B) under any agreement, lease, contract, indenture or other instrument or obligation to which it is a party or by which it, or any of its properties, is bound and, solely with respect to this clause (B), which violation or default would have a material adverse effect on the condition (financial or otherwise) of the Company and its Subsidiaries taken as a whole or the business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole. The execution and delivery of this Agreement and the consummation of the transactions herein contemplated and the fulfillment of the terms hereof will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any material indenture, mortgage, deed of trust or other agreement or instrument to which the Company or any Subsidiary is a party, or of the Charter, as amended or restated, or By-Laws, as amended or restated, of the Company or any order, rule or regulation applicable to the Company or any Subsidiary of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

         (xiii) Each approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body necessary in connection with the execution and delivery by the Company of this Agreement and the consummation of the transactions herein contemplated (except such additional steps as may be required by the


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Commission or the National Association of Securities Dealers, Inc. (the "NASD"))
has been obtained or made and is in full force and effect.

         (xiv) The Company and each of the Subsidiaries holds all material licenses, certificates and permits from governmental authorities that are necessary to the conduct of their businesses; and neither the Company nor any of the Subsidiaries has infringed any patents, patent rights, trade names, trademarks or copyrights, which infringement is material to the business of the Company and the Subsidiaries taken as a whole. The Company knows of no material infringement by others of patents, patent rights, trade names, trademarks or copyrights owned by or licensed to the Company.

         (xv) Neither the Company, nor to the Company's best knowledge, any of its affiliates, has taken or will take, directly or indirectly, any action designed to cause or result in, or which has constituted or which would reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares. The Company acknowledges that the Underwriters may engage in passive market making transactions in the Shares on The Nasdaq National Market in accordance with Rule 103 under Regulation M of the Exchange Act.

         (xvi) Neither the Company nor any Subsidiary is an "investment company" within the meaning of such term under the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations of the Commission thereunder.

         (xvii) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

         (xviii) The Company and each of its Subsidiaries carry, or are covered by, insurance in such amounts and covering such risks as management of the Company believes is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar industries.

         (xix) The Company is in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"); no "reportable event" (as defined in ERISA) has occurred with respect to any "pension plan" (as defined in ERISA) for which the Company would have any liability; the Company has not incurred and does not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from,


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any "pension plan" or (ii) Sections 412 or 4971 of the Internal Revenue Code of
1986, as amended, including the regulations and published interpretations thereunder (the "Code"); and each "pension plan" for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, that would cause the loss of such qualification.

         (xx) No labor disturbance by the employees of the Company or any Subsidiary exists or, to the best of the Company's knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbances by the employees of any of its or any Subsidiary's principal suppliers, manufacturers', customers or contractors, which, in either case (individually or in the aggregate), would have a material adverse effect on the Company and the Subsidiaries, taken as a whole.

         (xxi) The statistical, industry-related and market-related data included in the Registration Statement and the Prospectus are based on or derived from sources which the Company reasonably and in good faith believes are reliable and accurate, and such data agree with the sources from which they are derived.

         (xxii) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any Subsidiary (or, to the Company's knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any other property now or previously owned or leased by the Company or any Subsidiary, or upon any other property, which would be a violation of or give rise to any liability under any applicable law, rule, regulation, order, judgment, decree or permit relating to pollution or protection of human health and the environment ("Environmental Law"), except for violations and liabilities which, in either case (individually or in the aggregate), would not reasonably be expected to have a material adverse effect on the Company and the Subsidiaries, taken as a whole. There has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any Subsidiary has knowledge, except as would not (individually or in the aggregate) reasonably be expected to have a material adverse effect on the Company and the Subsidiaries, taken as a whole. Neither the Company nor any Subsidiary has agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as (individually or in the aggregate) would not reasonably be expected to have a material adverse effect on the Company and the Subsidiaries, taken as a whole, or in connection with the indemnification of landlords under leases of the Company's facilities entered into in the ordinary course of business. There is no pending or, to the best of the Company's knowledge, threatened administrative, regulatory or judicial action, claim or notice of noncompliance or violation, investigation or proceedings relating to any Environmental Law against the Company or any Subsidiary, except for actions, claims or notices which (individually or in the aggregate)


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would not reasonably be expected to have a material adverse effect on the
Company or the Subsidiaries, taken as a whole.

         (xxiii) Neither the Company, any Subsidiary nor, to the Company's knowledge, any of its executive officers has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law, or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States of any jurisdiction thereof.

         (xxiv) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as required to be disclosed in the Registration Statement and the Prospectus. The Company has not, in violation of the Sarbanes-Oxley Act of 2002 (the "Sarbanes-Oxley Act"), directly or indirectly, including through a Subsidiary, extended or maintained credit, arranged for the extension of credit, or renewed an extension of credit, in the form of a personal loan to or for any director or executive officer of the Company.

         (xxv) Except as disclosed in the Registration Statement and the Prospectus, there are no contracts, agreements or understandings between the Company and any person that would give rise to a valid claim against the Company or any Underwriter for a brokerage commission, finder's fee or other like payment in connection with the transactions contemplated by this Agreement, the Registration Statement and the Prospectus or, to the Company's knowledge, any arrangements, agreements, understandings, payments or issuance with respect to the Company or any of its officers, directors, shareholders, partners, employees, Subsidiaries or affiliates that may affect the Underwriters' compensation as determined by the NASD.

         (xxvi) The Company is in compliance in all material respects with applicable provisions of the Sarbanes-Oxley Act that are effective.

         (xxvii) The Company has established and maintains "disclosure controls and procedures" (as defined in Rules 13a-14(c) and 15d-14(c) of the Exchange
Act); the Company's "disclosure controls and procedures" are reasonably designed to ensure that all information (both financial and non-financial) required to be disclosed by the Company in the reports that it files or submits under the Exchange Act is recorded, processed, summarized and reported within the time periods specified in the Rules and Regulations, and that all such information is accumulated and communicated to the Company's management as appropriate to allow timely decisions regarding required disclosure and to make the certifications of the Chief Executive Officer and Chief Financial Officer of the Company required under the Exchange Act with respect to such reports.


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         (xxviii) Since the date of the filing of the Company's Annual Report on
Form 10-K for the year ended December 31, 2002, the Company's auditors and the audit committee of the board of directors of the Company have not been advised of (i) any significant deficiencies in the design or operation of internal controls which could adversely affect the Company's ability to record, process, summarize and report financial data nor any material weaknesses in internal controls; (ii) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal controls. Since the date of the filing of the Company's Annual Report on Form 10-K for the year ended December 31, 2002, there have been no significant changes in internal controls or in other factors that could significantly affect internal controls, including any corrective actions with regard to significant deficiencies and material weaknesses.

         (b) Each Seller, severally and not jointly, represents and warrants as follows:

         (i) Such Seller at the Closing Date (as such date is hereinafter defined) will have good and marketable title to the Firm Shares or the Option Shares, as the case may be, to be sold by such Seller, free and clear of any liens, encumbrances, equities and claims, and full right, power and authority to effect the sale and delivery of such Firm Shares or Option Shares, as the case may be; and upon the delivery of, against payment for, such Firm Shares or Option Shares, as the case may be, pursuant to this Agreement, the Underwriters will acquire good and marketable title thereto, free and clear of any liens, encumbrances, equities and claims.

         (ii) Such Seller has full right, power and authority to execute and deliver this Agreement and to perform its obligations under this Agreement, the Power of Attorney and the Custodian Agreement referred to below. The execution and delivery of this Agreement and the consummation by such Seller of the transactions herein contemplated and the fulfillment by such Seller of the terms hereof will not require any consent, approval, authorization, or other order of any court, regulatory body, administrative agency or other governmental body (except as may be required under the Act) and will not result in a breach of any of the terms and provisions of, or constitute a default under, any material indenture, mortgage, deed of trust or other agreement or instrument to which such Seller is a party, or of any order, rule or regulation applicable to such Seller of any court or of any regulatory body or administrative agency or other governmental body having jurisdiction.

         (iii) None of the Sellers has taken or will take, directly or indirectly, any action designed to, or which has constituted, or which would reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock of the Company and, other than as permitted by the Act, such Seller will not distribute any prospectus or other offering material in connection with the offering of the Shares.

         (iv) Without having undertaken to determine independently the accuracy or completeness of the information contained or incorporated by reference in the Registration Statement, such Seller is familiar with the Registration Statement and has no knowledge of any material fact,

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condition or information not disclosed or incorporated by reference in the
Registration Statement that has adversely affected or will adversely affect the business of the Company or any of the Subsidiaries taken as a whole; and the sale of the Firm Shares or Option Shares, as the case may be, by such Seller pursuant hereto is not prompted by any information concerning the Company or any of the Subsidiaries that is not set forth in the Registration Statement or the documents incorporated by reference therein. The information pertaining to such Seller under the captions "Principal and Selling Shareholders" and "Underwriting" in the Prospectus is complete and accurate in all material respects.

2.       PURCHASE, SALE AND DELIVERY OF THE FIRM SHARES.

         (a) On the basis of the representations, warranties and covenants herein contained, and subject to the conditions herein set forth, the Selling Shareholder agrees to sell to the Underwriters and each Underwriter agrees, severally and not jointly, to purchase, at a price of $_______ per share, the number of Firm Shares set forth opposite the name of each Underwriter in
Schedule I hereof, subject to adjustments in accordance with Section 9 hereof.

         (b) Certificates in negotiable form for the total number of the Shares to be sold hereunder by the Selling Shareholder have been placed in custody with [____________________] as custodian (the "Custodian") pursuant to the Custodian Agreement and Power of Attorney executed by the Selling Shareholder for delivery of all Firm Shares to be sold hereunder by the Selling Shareholder. The Selling Shareholder specifically agrees that the Firm Shares represented by the certificates held in custody for the Selling Shareholder under the Custody Agreement and Power of Attorney are subject to the interests of the Underwriters hereunder, that the arrangements made by the Selling Shareholder for such custody are to that extent irrevocable, and that the obligations of the Selling Shareholder hereunder shall not be terminable by any act or deed of the Selling Shareholder (or by any other person, firm or corporation including the Company, the Custodian or the Underwriters) or by operation of law (including the death of a Selling Shareholder) or by the occurrence of any other event or events, except as set forth in the Custody Agreement and Power of Attorney. If any such event should occur prior to the delivery to the Underwriters of the Firm Shares hereunder, certificates for the Firm Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event has not occurred. The Custodian is authorized to receive and acknowledge receipt of the proceeds of sale of the Shares held by it against delivery of such Shares.

         (c) Payment for the Firm Shares to be sold hereunder is to be made in same day funds via wire transfer to the order of [____________________________] as Custodian for the Selling Shareholder, for the shares to be sold by the Selling Shareholder, in each case against delivery of the Firm Shares to the Representatives through the facilities of The Depository Trust Company for the several accounts of the Underwriters. Such payment and delivery are to be made at the offices of Piper Rudnick LLP, 6225 Smith Avenue, Baltimore, Maryland 21209, at 10:00 a.m., New York City time, on the third business day after the date of this Agreement or at such other time and date not later than five business days thereafter as you and the Company shall agree upon, such time and date being herein referred to as the "Closing Date." As used herein, "business day" means a day on which the New York Stock Exchange is open for trading and on which banks in New York are open for business and not permitted by law or executive order to be closed.

         (d) In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Option Shareholder hereby grants an option to the several Underwriters to purchase the Option Shares at the price per share as set forth in the first paragraph of this Section 2. The option granted hereby may be exercised in whole or in part by giving written notice (i) at any time before the Closing Date and
(ii) only once thereafter within 30 days after the date of this Agreement, by you, as Representatives of the several Underwriters, to the Company and the Option Shareholder setting forth the number of Option Shares as to which the several Underwriters are exercising the option, the names and denominations in which the Option Shares are to be registered and the time and date at which such certificates are to be delivered. The time and date at which certificates for Option Shares are to be delivered shall be determined by the Representatives but shall not be earlier than three nor later than 10 full business days after the exercise of such option, nor in any event prior to the Closing Date (such time and date being herein referred to as the "Option Closing Date"). If the date of exercise of the option is three or more days before the Closing Date, the notice of exercise shall set the Closing Date as the Option Closing Date. The number of Option Shares to be purchased by each Underwriter shall be in the same proportion to the total number of Option Shares being purchased as the number of Firm Shares being purchased by such Underwriter bears to the total number of Firm Shares, adjusted by you in such manner as to avoid fractional shares. The option with respect to the Option Shares granted hereunder may be exercised only to cover over-allotments in the sale of the Firm Shares by the Underwriters. You, as Representatives of the several Underwriters, may cancel such option at any time prior to its expiration by giving written notice of such cancellation to the Company and the Option Shareholder. To the extent, if any, that the option is exercised, payment for the Option Shares shall be made on the Option Closing Date in same day funds via wire transfer to the order of Bass, Berry & Sims PLC, as Custodian for the Option Shareholder, against delivery of the Option Shares to the Representatives through the facilities of The Depository Trust Company for the several accounts of the Underwriters at the offices of Piper Rudnick LLP, 6225 Smith Avenue, Baltimore, Maryland 21209, at 10:00 a.m., New York City time.

3.       OFFERING BY THE UNDERWRITERS.

         It is understood that the several Underwriters are to make a public offering of the Firm Shares as soon as the Representatives deem it advisable to do so. The Firm Shares are to be initially offered to the public at the initial public offering price set forth in the Prospectus. The Representatives may from time to time thereafter change the public offering price and other selling terms. To the extent, if at all, that any Option Shares are purchased pursuant to Section 2 hereof, the Underwriters will offer them to the public on the foregoing terms.

         It is further understood that you will act as the Representatives for the Underwriters in the offering and sale of the Shares in accordance with a Master Agreement Among Underwriters entered into by you and the several other Underwriters.

4.       COVENANTS OF THE COMPANY, THE SELLING SHAREHOLDER AND THE OPTION
SHAREHOLDER.

         (a) The Company covenants and agrees with the several Underwriters that:

         (i) The Company will (A) use its reasonable best efforts to cause the Registration Statement to become effective or, if the procedure in Rule 430A of the Rules and Regulations is followed, to prepare and timely file with the Commission under Rule 424(b) of the Rules and Regulations a Prospectus in a form approved by the Representatives containing information previously omitted at the time of effectiveness of the Registration Statement in reliance on Rule 430A of the Rules and Regulations, (B) not file any amendment to the Registration Statement or supplement to the Prospectus or document incorporated by reference therein of which the Representatives shall not previously have been advised and furnished with a copy or to which the Representatives shall have reasonably objected in writing or that is not in compliance in all material respects with the Rules and Regulations and (C) file on a timely basis all reports and any definitive proxy or information statements required to be filed by the Company with the Commission subsequent to the date of the Prospectus and prior to the termination of the offering of the Shares by the Underwriters.

         (ii) The Company will advise the Representatives promptly (A) when the Registration Statement or any post-effective amendment thereto shall have become effective, (B) of receipt of any comments from the Commission, (C) of any request of the Commission for amendment of the Registration Statement or for supplement to the Prospectus or for any additional information and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the use of the Prospectus or of the institution of any proceedings for that purpose. The Company will use its reasonable best efforts to prevent the issuance of any such stop order preventing or suspending the use of the Prospectus and to obtain as soon as possible the lifting thereof, if issued.

         (iii) The Company will cooperate with the Representatives in endeavoring to qualify or exempt the Shares for sale under the securities laws of such jurisdictions as the Representatives may reasonably have designated in writing and will make such applications, file such documents and furnish such information as may be reasonably required for that purpose, provided the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction where it is not now so qualified or required to file such a consent. The Company will, from time to time, prepare and file such statements, reports, and other documents, as are or may be required to continue such qualifications or exemptions in effect for so long a period as the Representatives may reasonably request for distribution of the Shares.

         (iv) The Company will deliver to, or upon the order of, the Representatives, from time to time, as many copies of any Preliminary Prospectus as the Representatives may reasonably request. The Company will deliver to, or upon the order of, the Representatives during the period when delivery of a Prospectus is required under the Act, as many copies of the Prospectus in final form, or as thereafter amended or supplemented, as the Representatives may reasonably request. The Company will deliver to the Representatives at or before the Closing Date, four (4) signed copies of the Registration Statement and all amendments thereto including all exhibits filed therewith, and will deliver to the Representatives such number of copies of the Registration Statement (including such number of copies of the exhibits filed therewith that may reasonably be requested), including documents incorporated by reference therein, and of all amendments thereto, as the Representatives may reasonably request.

         (v) The Company will comply with the Act and the Rules and Regulations, and the Exchange Act, and the rules and regulations of the Commission thereunder, so as to permit the completion of the distribution of the Shares as contemplated in this Agreement and the Prospectus. If during the period in which a prospectus is required by law to be delivered by an Underwriter or dealer, any event shall occur as a result of which, in the judgment of the Company, it becomes necessary to amend or supplement the Prospectus in order to make the statements therein, in the light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading, or, if it is necessary at any time to amend or supplement the Prospectus to comply with any law, the Company promptly will either (i) prepare and file with the Commission an appropriate amendment to the Registration Statement or supplement to the Prospectus or (ii) prepare and file with the Commission an appropriate filing under the Exchange Act that shall be incorporated by reference in the Prospectus so that the Prospectus as so amended or supplemented will not, in the light of the circumstances existing when it is so delivered, be misleading, or so that the Prospectus will comply with the law.

         (vi) The Company will make generally available to its security holders, as soon as it is practicable to do so, but in any event not later than 15 months after the effective date of the Registration Statement, an earnings statement (which need not be audited) in reasonable detail, covering a period of at least 12 consecutive months beginning after the effective date of the Registration Statement, which earnings statement shall satisfy the requirements of Section 11(a) of the Act and Rule 158 of the Rules and Regulations and will advise you in writing when such statement has been so made available.

         (vii) The Company will, for a period of five years from the Closing Date, deliver to the Representatives copies of annual reports and copies of all other documents, reports and information furnished by the Company to its shareholders or filed with any securities exchange pursuant to the requirements of such exchange or with the Commission pursuant to the Act or the Exchange Act. The Company will deliver to the Representatives similar reports with respect to significant subsidiaries, as that term is defined in the Rules and Regulations, that are not consolidated in the Company's financial statements.

         (viii) During the period of 90 days from the date of the Prospectus, without the prior written consent of Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc., the Company (A) will not, directly or indirectly, issue, offer, sell, agree to issue, offer or sell, solicit offers to purchase, grant any call option, warrant or other right to purchase, purchase any put option or other right to sell, pledge, borrow or otherwise dispose of any Relevant Security, or make any announcement of any of the foregoing, (B) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" (in each case within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder) with respect to any Common Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Common Stock or other such equity security (each, a "Relevant Security") and (C) will not otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of a Relevant Security, other securities, cash or other consideration; provided, however, that the foregoing shall not prohibit the Company's issuance of Common Stock (1) upon the conversion or exchange of convertible or exchangeable securities outstanding on the date hereof; (2) upon the exercise of currently outstanding options; (3) upon the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option or stock purchase plans in effect on the date hereof, each as described in the Registration Statement and the Prospectus and
(4) as consideration (in an amount not to exceed $60,000,000 in the aggregate) for the Company's acquisition of businesses. The Company will not file a registration statement under the Securities Act in connection with any transaction by the Company or any person, except for registration statements on Form S-8 relating to employee benefit plans or Form S-4 relating to corporate reorganizations or other transactions under Rule 145.

         (ix) The Company will obtain an undertaking in substantially the form of Annex I hereto of each of its officers and directors and each Seller.

         (x) The Company will maintain a transfer agent and, if necessary under the jurisdiction of incorporation of the Company, a registrar for the Common Stock.

         (xi) The Company will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or would reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

         (xii) The Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act.

         (xiii) The Company will actively take steps to ensure that it will be in compliance in all material respects with the applicable provisions of the Sarbanes-Oxley Act upon the effectiveness of such provisions.

         (b) Each Seller, severally and not jointly, covenants and agrees with the several Underwriters that:

         (i) Such Seller will enter into an undertaking in substantially the form of Annex I hereto.

         (ii) In order to document the Underwriters' compliance with the reporting and withholding provisions of the Tax Equity and Fiscal Responsibility Act of 1982 and the Interest and Dividend Tax Compliance Act of 1983 with respect to the transactions herein contemplated, each Seller agrees to deliver to you prior to or at the Closing Date a properly completed and executed United States Treasury Department Form W-9 (or other applicable form or statement specified by Treasury Department regulations in lieu thereof).

         (iii) The Seller will not take, directly or indirectly, any action designed to cause or result in, or that has constituted or would reasonably be expected to constitute, the stabilization or manipulation of the price of any securities of the Company.

5.       COSTS AND EXPENSES.

         Whether or not the transactions contemplated by this Agreement, the Registration Statement and the Prospectus are consummated or this Agreement is terminated, the Company hereby agrees to pay for two-thirds and the Selling Shareholder will pay for one-third of the costs and expenses incident to the performance of their obligations listed below: (a) all expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and any and all amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (b) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and the Offering; (c) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the NASD of the terms of the Offering; and
(d) all fees and expenses in connection with listing the Shares on The Nasdaq National Market, if any. The Sellers shall be responsible on a pro rata basis for (i) all underwriters' discounts and commissions; (ii) any transfer taxes imposed on the sale of the Shares to the several Underwriters will be paid by the Sellers pro rata; (iii) the cost of producing a blue sky survey, closing documents and other instruments, agreements or documents (including any compilations thereof) in connection with the Offering; (iv) all expenses in connection with the qualification of the Shares for offering and sale under state or foreign securities or blue sky laws as provided in Section 4(a)(iii) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with any blue sky survey;
(v) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; and (iv) all other costs and expenses incident to the performance of the obligations hereunder which are not otherwise specifically provided for in this Section 5. To the extent, if at all, that the Selling Shareholder or the Option Shareholder engages special legal counsel to represent him or it in connection with this offering, the fees and expenses of such counsel shall be borne by the Selling Shareholder or Option Shareholder, as applicable. The Company also will pay or cause to be paid: (i) the cost of preparing stock certificates representing the Shares; and (ii) the cost and charges of any transfer agent or registrar for the Shares. It is understood, however, that except as provided in this Section, and Sections 8 and 11 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel in connection with producing this Agreement, and any stock transfer taxes on resale of any of the Shares by them. The Company and the Sellers shall not, however, be required to pay for any of the Underwriters' expenses (other than those related to qualification under the NASD's regulations), except that, if this Agreement shall not be consummated because the conditions in Section 6 hereof are not satisfied, or because this Agreement is terminated by the Representatives pursuant to Section 11 hereof, or by reason of any failure, refusal or inability on the part of the Company or the Sellers to perform any undertaking or satisfy any condition of this Agreement or to comply with any of the terms hereof on their part to be performed, unless such failure to satisfy said condition or to comply with said terms be due to the default or omission of any Underwriter, then the Sellers shall reimburse the several Underwriters for their reasonable out-of-pocket expenses, including fees and disbursements of counsel, reasonably incurred in connection with investigating, marketing and proposing to market the Shares or in contemplation of performing their obligations hereunder; but the Company and the Sellers shall not in any event be liable to any of the several Underwriters for damages on account of loss of anticipated profits from the sale by them of the Shares.

6.       CONDITIONS OF OBLIGATIONS OF THE UNDERWRITERS.

         The several obligations of the Underwriters to purchase the Firm Shares on the Closing Date and the Option Shares, if any, on the Option Closing Date are subject to the accuracy in all material respects, as of the Closing Date or the Option Closing Date, as the case may be, of the representations and warranties of the Company and each Seller contained herein, and to the performance by the Company and each Seller of their covenants and obligations hereunder and to the following additional conditions:

         (a) The Registration Statement and all post-effective amendments thereto shall have become effective and any and all filings required by Rule 424 and Rule 430A of the Rules and Regulations shall have been made, and any request of the Commission for additional information (to be included in the Registration Statement or otherwise) shall have been disclosed to the Representatives and complied with to their reasonable satisfaction. No stop order suspending the effectiveness of the Registration Statement, as amended from time to time, shall have been issued and no proceedings for that purpose shall have been taken or, to the knowledge of the Company or any Seller, shall be contemplated by the Commission and no injunction, restraining order, or order of any nature by a Federal or state court of competent jurisdiction shall have been issued as of the Closing Date that would prevent the issuance of the Shares.

         (b) (1) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Bass, Berry & Sims PLC, counsel for the Company, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that such opinion may be relied upon by counsel to the Underwriters) to the effect that:

         (i) The Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Tennessee, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; each of the Subsidiaries has been duly organized and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with corporate power and authority to own or lease its properties and conduct its business as described in the Registration Statement; the Company and each of the Subsidiaries are duly qualified to transact business in all jurisdictions in which the conduct of their business requires such qualification, or in which the failure to qualify would have a materially adverse effect upon the business of the Company and the Subsidiaries taken as a whole; and the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable and are owned by the Company or a Subsidiary; and, to the best of such counsel's knowledge, the outstanding shares of capital stock of each of the Subsidiaries is owned free and clear of all perfected liens, encumbrances, equities and claims, and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into any shares of capital stock or of ownership interests in the Subsidiaries are outstanding.

         (ii) As of the date specified therein, the Company had authorized and outstanding capital stock as set forth or incorporated by reference in the Prospectus; the authorized shares of the Company's Common Stock have been duly authorized; the outstanding shares of the Company's Common Stock, including the Shares to be sold by the Option Shareholder, have been duly authorized and validly issued and are fully paid and non-assessable; all of the Shares conform in all material respects to the description thereof contained or incorporated by reference in the Prospectus; the certificates for the Shares, assuming they are in the form filed with the Commission, are in due and proper form; and no preemptive rights of shareholders exist with respect to any of the Shares or the sale thereof.

         (iii) Except as described in or contemplated by the Prospectus, to the knowledge of such counsel, there are no outstanding securities of the Company convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of capital stock of the Company and there are no outstanding or authorized options, warrants or rights of any character obligating the Company to issue any shares of its capital stock or any securities convertible or exchangeable into or evidencing the right to purchase or subscribe for any shares of such stock; and except as described in the Prospectus, to the knowledge of such counsel, no holder of any securities of the Company or any other person has the right, contractual or otherwise, that has not been satisfied or effectively waived, to cause the Company to sell or otherwise issue to them, or to permit them to underwrite the sale of, any of the Shares or the right to have any Common Stock or other securities of the Company included in the Registration Statement or the right, as a result of the filing of the Registration Statement, to require registration under the Act of any shares of Common Stock or other securities of the Company.

         (iv) The Registration Statement has become effective under the Act, and, to the best of the knowledge of such counsel, no stop order proceedings with respect thereto have been instituted or are pending or threatened under the Act.

         (v) The Registration Statement, the Prospectus and each amendment or supplement thereto and document incorporated by reference therein, as of their respective effective or filing dates, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the applicable rules and regulations thereunder (except that such counsel need express no opinion as to the financial statements and related schedules included or incorporated by reference therein). The conditions for the use of Form S-3, set forth in the General Instructions thereto, have been satisfied.

         (vi) Such counsel does not know of any contracts or documents required to be filed as exhibits to or incorporated by reference in the Registration Statement or described in the Registration Statement or the Prospectus that are not so filed, incorporated by reference or described as required, and such contracts and documents as are summarized in the Registration Statement or the Prospectus are accurately summarized in all material respects.

         (vii) Such counsel knows of no material legal or governmental proceedings pending or threatened against the Company or any of the Subsidiaries except as set forth or incorporated by reference in the Prospectus.

         (viii) The execution and delivery of this Agreement and the consummation of the transactions herein contemplated do not and will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, the Charter or By-Laws of the Company, as amended or restated, or any material agreement or instrument known to such counsel to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries may be bound.

         (ix) This Agreement has been duly authorized, executed and delivered by the Company.

         (x) No approval, consent, order, authorization, designation, declaration or filing by or with any regulatory, administrative or other governmental body is necessary in connection with the execution and delivery of this Agreement and the consummation of the transactions herein contemplated (other than as may be required by the Commission or the NASD), except such as have been obtained or made.

         (xi) The Company is not required to register as an investment company under the 1940 Act.

         In rendering such opinion, such counsel may rely as to matters governed by the laws of states other than Tennessee, Delaware or Federal laws on the legal opinions of local counsel in such jurisdictions and as to certain matters on the legal opinion and/or factual certifications of Matthew J. Jewell, Esq., General Counsel of the Company; provided that in each case Bass, Berry & Sims PLC shall state that they believe that they and the Underwriters are justified in relying on such other legal opinions and certificates. In addition to the matters set forth above, the opinion of Bass, Berry & Sims PLC shall also include a statement to the effect that nothing has come to the attention of such counsel which leads them to believe that (i) the Registration Statement, at the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, financial schedules or statistical information therein). With respect to such statement, Bass, Berry & Sims PLC may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

         (2) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Hunter, Smith & Davis, LLP, counsel for the Selling Shareholder, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that such opinion may be relied upon by counsel to the Underwriters) to the effect that:

         (i) The Custodian Agreement and Power of Attorney have each been duly authorized, executed and delivered by or on behalf of the Selling Shareholder. Upon proper execution and delivery of this Agreement by one of the Attorneys-in-Fact named in the Power of Attorney, this Agreement will have been duly authorized, executed and delivered on behalf of the Selling Shareholder.

         (ii) To the knowledge of such counsel, the Selling Shareholder has full legal right, power and authority, and any approval required by law, to sell, assign, transfer and deliver the portion of the Shares to be sold by the Selling Shareholder.

         (iii) The Underwriters (assuming that they are bona fide purchasers within the meaning of the Uniform Commercial Code) have acquired good and marketable title to the Shares being sold by the Selling Shareholder on the Closing Date, as the case may be, free and clear of all liens, encumbrances, equities and claims.

         In rendering such opinion, Hunter, Smith & Davis, LLP may rely upon the opinion of Bass, Berry & Sims, PLC (referenced in Section 6(b)(1)) that (i) the Company has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Tennessee, (ii) the Company has authorized and outstanding stock as set forth or incorporated by reference in the Prospectus and the authorized shares of the Company's Common Stock have been duly authorized, and (iii) the outstanding shares of the Company's Common Stock have been duly authorized and validly issued and are fully paid and non-assessable. Further, in rendering such opinion, Hunter, Smith & Davis, LLP may rely upon the certificate of the Selling Shareholder that he is sole owner of the Firm Shares and that no other person or entity has any legal or equitable interest in the Firm Shares or any portion thereof.

         (3) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, the opinion of Woolf, McClane, Bright, Allen & Carpenter, PLLC, counsel for the Option Shareholder, dated the Closing Date or the Option Closing Date, as the case may be, addressed to the Underwriters (and stating that such opinion may be relied upon by counsel to the Underwriters) to the effect that:

         (i) The Custodian Agreement and Power of Attorney have each been duly authorized, executed and delivered by or on behalf of the Option Shareholder. Upon proper execution and delivery of this Agreement by one of the Attorneys-in-Fact named in the Power of Attorney, this Agreement will have been duly authorized, executed and delivered on behalf of the Option Shareholder.

         (ii) To the knowledge of such counsel, the Option Shareholder has full legal right, power and authority, and any approval required by law, to sell, assign, transfer and deliver the portion of the Shares to be sold by the Option Shareholder.

         (iii) The Underwriters (assuming that they are bona fide purchasers within the meaning of the Uniform Commercial Code) have acquired good and marketable title to the Shares being sold by the Option Shareholder on the Option Closing Date, as the case may be, free and clear of all liens, encumbrances, equities and claims.

         (c) The Representatives shall have received from Piper Rudnick LLP, counsel for the Underwriters, an opinion dated the Closing Date or the Option Closing Date, as the case may be, substantially to the effect specified in subparagraphs (ii), (iii), (iv), (ix) and (xii) of Paragraph (b)(1) of this
Section 6, and that the Company is a duly organized and validly existing corporation under the laws of the State of Tennessee. In rendering such opinion, Piper Rudnick LLP may rely as to all matters governed other than by the laws of Maryland or Delaware or Federal laws on the opinion of counsel referred to in Paragraph (b)(1) of this Section 6. In addition to the matters set forth above, such opinion shall also include a statement to the effect that nothing has come to the attention of such counsel that leads them to believe that (i) the Registration Statement, or any amendment thereto, as of the time it became effective under the Act (but after giving effect to any modifications incorporated therein pursuant to Rule 430A under the Act) as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (ii) the Prospectus, or any supplement thereto, on the date it was filed pursuant to the Rules and Regulations and as of the Closing Date or the Option Closing Date, as the case may be, contained an untrue statement of a material fact or omitted to state a material fact, necessary in order to make the statements, in the light of the circumstances under which they are made, not misleading (except that such counsel need express no view as to financial statements, financial schedules or statistical information therein). With respect to such statement, Piper Rudnick LLP may state that their belief is based upon the procedures set forth therein, but is without independent check and verification.

         (d) You shall have received, on each of the date hereof, the Closing Date or the Option Closing Date, as the case may be, a letter dated the date hereof, the Closing Date or the Option Closing Date, as the case may be, in form and substance satisfactory to you, of Ernst & Young LLP confirming that they are independent public accountants within the meaning of the Act and the applicable published Rules and Regulations thereunder and stating that in their opinion the financial statements and schedules examined by them and included in the Registration Statement comply in form in all material respects with the applicable accounting requirements of the Act and the related published Rules and Regulations; and containing such other statements and information as is ordinarily included in accountants' "comfort letters" to Underwriters with respect to the financial statements and certain financial and statistical information contained in the Registration Statement and Prospectus.

         (e) The Representatives shall have received on the Closing Date or the Option Closing Date, as the case may be, a certificate or certificates of the Chief Executive Officer and the Chief Financial Officer of the Company to the effect that, as of the Closing Date or the Option Closing Date, as the case may be, each of them severally represents as follows:

                  (i) The Registration Statement has become effective under the Act and no stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for such purpose have been taken or are, to his knowledge, contemplated by the Commission;

                  (ii) The representations and warranties of the Company contained in Section 1 hereof are true and correct in all respects as of the Closing Date or the Option Closing Date, as the case may be;

                  (iii) All filings required to have been made pursuant to Rules 424 or 430A under the Act have been made;

                  (iv) He has carefully examined the Registration Statement and the Prospectus and, in his opinion, as of the effective date of the Registration Statement and the date the Prospectus was filed with the Commission pursuant to Rule 424(b), the Registration Statement and the Prospectus, respectively, did not contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading, and since the effective date of the Registration Statement, no event has occurred that should have been set forth in a supplement to or an amendment of the Prospectus that has not been so set forth in such supplement or amendment; and

                  (v) Since the respective dates as of which information is given in the Registration Statement and Prospectus, there has not been any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and the Subsidiaries taken as a whole, whether or not arising in the ordinary course of business.

         (f) The Company and each Seller shall have furnished to the Representatives such further certificates and documents confirming the representations and warranties, covenants and conditions contained herein and related matters as the Representatives may reasonably have requested.

         (g) You shall have received a duly executed lock-up agreement from each person who is a director or officer of the Company and each Seller, in each case substantially in the form attached hereto as Annex I and each such agreement shall be in full force and effect.

         The opinions and certificates mentioned in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in all material respects reasonably satisfactory to the Representatives and to Piper Rudnick LLP, counsel for the Underwriters.

         If any of the conditions hereinabove provided for in this Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, the obligations of the Underwriters hereunder may be terminated by the Representatives by notifying the Company and each Seller of such termination in writing at or prior to the Closing Date or the Option Closing Date, as the case may be.

         In such event, the Selling Shareholder, the Option Shareholder, the Company and the Underwriters shall not be under any obligation to each other (except to the extent provided in Sections 5 and 8 hereof).

7.       CONDITIONS OF THE OBLIGATIONS OF THE SELLERS.

         The obligations of the Sellers to sell and deliver the portion of the Shares required to be delivered as and when specified in this Agreement are subject to the conditions that at the Closing Date or the Option Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement shall have been issued and in effect or proceedings therefor initiated or threatened.

8.       INDEMNIFICATION.

         (a) The Company and the Selling Shareholder severally and not jointly agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or
(ii) the omission or alleged omission to state in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and will reimburse each Underwriter and each such controlling person upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding; provided, however, that the Company and the Selling Shareholder will not be liable in any such case to the extent but only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. The foregoing indemnity agreement with respect to any Preliminary Prospectus or the Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. In no event, however, shall the liability of the Selling Shareholder for indemnification under this Section 8(a) exceed the lesser of (i) that proportion of the total of such losses, claims, damages or liabilities indemnified against equal to the proportion of the total Shares sold hereunder that is being sold by the Selling Shareholder, or (ii) the proceeds received by the Selling Shareholder from the Underwriters in the offering. This indemnity agreement will be in addition to any liability which the Company and the Selling Shareholder may otherwise have.

         (b) The Option Shareholder agrees to indemnify the Underwriters and each person, if any, who controls any Underwriter within the meaning of the Act, against any losses, claims, damages or liabilities to which such Underwriter or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages and liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact concerning the Option Shareholder contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or (ii) the omission or alleged omission to state in the Registration Statement, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, a material fact concerning the Option Shareholder required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and will reimburse each Underwriter and each such controlling person upon demand for any legal or other expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding; provided, however, that the Option Shareholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. The foregoing indemnity agreement with respect to any Preliminary Prospectus or the Prospectus shall not inure to the benefit of any Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as amended or supplemented) would have cured the defect giving rise to such loss, claim, damage or liability. In no event, however, shall the liability of the Option Shareholder for indemnification under this Section 8(b) exceed the proceeds received by the Option Shareholder from the Underwriters in the offering. This indemnity obligation will be in addition to any liability which the Option Shareholder may otherwise have.

         (c) Each Underwriter, severally and not jointly, will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed the Registration Statement, the Selling Shareholder, the Option Shareholder and each person, if any, who controls the

Company within the meaning of the Act, against any losses, claims, damages or liabilities to which the Company or any such director, officer, the Selling Shareholder, Option Shareholder or controlling person may become subject under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Prospectus or any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, the Selling Shareholder, Option Shareholder or controlling person upon demand for any legal or other expenses reasonably incurred by the Company or any such director, officer, Option Shareholder or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding or in responding to a subpoena or governmental inquiry relating to the offering of the Shares, whether or not the Company or any such director, officer, the Selling Shareholder, Option Shareholder or controlling person is a party to any action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representatives specifically for use in the preparation thereof. This indemnity agreement will be in addition to any liability that such Underwriter may otherwise have.

         (d) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section 8, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 8(a), (b) or (c) shall be available to any party who shall fail to give notice as provided in this Section 8(d) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability that it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 8(a), (b) or (c). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel reasonably acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 8(a) or (b) and by the Company and the Option Shareholder in the case of parties indemnified pursuant to Section 8(c). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder (whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

         (e) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under
Section 8(a), (b) or (c) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company, the Selling Shareholder and the Option Shareholder on the one hand and the Underwriters on the other hand from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company, the Selling Shareholder and the Option Shareholder on the one hand and the Underwriters on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company, the Selling Shareholder and the Option Shareholder on the one hand and the Underwriters on the other hand shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company, the Selling Shareholder and the Option Shareholder bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Shareholder or the Option Shareholder on the one hand or the Underwriters on the other hand and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Selling Shareholder, the Option Shareholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 8(e) were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to above in this Section 8(e). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Section 8(e) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (e), (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter, (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation and (iii) the Selling Shareholder or the Option Shareholder shall not be required to contribute any amount in excess of the lesser of (A) that proportion of the total of such losses, claims, damages or liabilities indemnified or contributed against equal to the proportion of the total Shares sold hereunder that are being sold by the Selling Shareholder or the Option Shareholder or (B) the proceeds received by the Selling Shareholder or the Option Shareholder from the Underwriters in the offering. The Underwriters' obligations in this Section 8(e) to contribute are several in proportion to their respective underwriting obligations and not joint.

         (f) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section 8 hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

         (g) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this
Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section 8 and the representations and warranties of the Company set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its directors or officers or any persons controlling the Company, (ii) acceptance of any Shares and payment therefor hereunder and (iii) any termination of this Agreement. A successor to any Underwriter, or to the Company, the Selling Shareholder, the Option Shareholder, its directors or officers, or any person controlling the Company, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section 8.

9.       DEFAULT BY UNDERWRITERS.

         If on the Closing Date or the Option Closing Date, as the case may be, any Underwriter shall fail to purchase and pay for the portion of the Shares that such Underwriter has agreed to purchase and pay for on such date (otherwise than by reason of any default on the part of the Company, the Selling Shareholder or the Option Shareholder), you, as Representatives of the Underwriters, shall use your reasonable efforts to procure within 36 hours thereafter one or more of the other Underwriters, or any others, to purchase from the Company, each Selling Shareholder and the Option Shareholder such amounts as may be agreed upon and upon the terms set forth herein, the Firm Shares or Option Shares, as the case may be, that the defaulting Underwriter or Underwriters failed to purchase. If during such 36 hours you, as such Representatives, shall not have procured such other Underwriters, or any others, to purchase the Firm Shares or Option Shares, as the case may be, agreed to be purchased by the defaulting Underwriter or Underwriters, then (a) if the aggregate number of shares with respect to which such default shall occur does not exceed 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the other Underwriters shall be obligated, severally, in proportion to the respective numbers of Firm Shares or Option Shares, as the case may be, that they are obligated to purchase hereunder, to purchase the Firm Shares or Option Shares, as the case may be, that such defaulting Underwriter or Underwriters failed to purchase or (b) if the aggregate number of Firm Shares or Option Shares, as the case may be, with respect to which such default shall occur exceeds 10% of the Firm Shares or Option Shares, as the case may be, covered hereby, the Company, the Selling Shareholder and the Option Shareholder or you as the Representatives of the Underwriters will have the right, by written notice given within the next 36-hour period to the parties to this Agreement, to terminate this Agreement without liability on the part of the non-defaulting Underwriters or of the Company or of the Selling Shareholder or of the Option Shareholder except to the extent provided in Section 8 hereof. In the event of a default by any Underwriter or Underwriters, as set forth in this Section 9, the Closing Date or Option Closing Date, as the case may be, may be postponed for such period, not exceeding seven days, as you, as Representatives, may determine in order that the required changes in the Registration Statement or in the Prospectus or in any other documents or arrangements may be effected. The term "Underwriter" includes any person substituted for a defaulting Underwriter. Any action taken under this Section 9 shall not relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

10.      NOTICES.

         All communications hereunder shall be in writing and, except as otherwise provided herein, will be mailed, delivered, telecopied or telegraphed and confirmed as follows: if to the Underwriters, to Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention: Stephen Parrish, Senior Managing Director, Equity Capital Markets, and to Deutsche Bank Securities Inc., 31 West 52nd Street, New York, New York 10019, Attention: Syndicate Manager, with a copy to Deutsche Bank Securities Inc., 31 West 52nd Street, New York, New York 10019, Attention: General Counsel, and to Piper Rudnick LLP, 6225 Smith Avenue, Baltimore, Maryland 21209, Attention: Richard C. Tilghman, Esq.; if to the Company or any Seller, to Forward Air Corporation, 430 Airport Road, Greeneville, TN 37745 Attention: Matthew J. Jewell, Senior Vice President and General Counsel; with a copy to Bass, Berry & Sims PLC, 315 Deaderick Street, Suite 2700, Nashville, TN 37238, Attention: Leigh Walton, Esq., Woolf, McClane, Bright, Allen & Carpenter, PLLC, 900 South Gay Street, Suite 900, Knoxville, Tennessee 37902, Attention: Dennis McClane, Esq., and Hunter, Smith & Davis, LLP, 1212 North Eastman Road, P.O. Box 3740, Kingsport, TN 37664, Attention:
William C. Argabrite.

11.      TERMINATION.

         This Agreement may be terminated by you by notice to the Company and the Sellers as follows:

         (a) at any time prior to the earlier of (i) the time the Shares are released by you for sale by notice to the Underwriters or (ii) 11:30 a.m. on the date of this Agreement;

         (b) at any time prior to the Closing Date or any Option Closing Date (if different from the Closing Date and then only as to the Option Shares) if any of the following has occurred: (i) since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change or any development involving a prospective material adverse change in or affecting the condition, financial or otherwise, of the Company and its Subsidiaries taken as a whole or the earnings, business, management, properties, assets, rights, operations, condition (financial or otherwise) or prospects of the Company and its Subsidiaries taken as a whole, whether or not arising in the ordinary course of business; (ii) any domestic or international event or act or occurrence has materially disrupted, or in your opinion, will in the immediate future materially disrupt, the market for the Company's securities or securities in general; (iii) (A) there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of war or national emergency by the United States or (B) there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (A) or (B), in the your judgment, makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Option Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus; (iv) trading generally shall have been suspended or materially limited on or by, as the case may be, any of the New York Stock Exchange, the American Stock Exchange, the NASD, the Chicago Board of Options Exchange, the Chicago

Mercantile Exchange or the Chicago Board of Trade or by order of the Commission or any other governmental authority having jurisdiction; (v) the enactment, publication, decree or other promulgation of any statute, regulation, rule or order of any court or other governmental authority which in your opinion materially and adversely affects or may materially and adversely affect the business or operations of the Company; (vi) a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; (vii) any downgrading in the rating of the Company's debt securities by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Exchange Act); (viii) the suspension of trading of the Company's Common Stock on The Nasdaq National Market; or (ix) the taking of any action by any governmental body or agency in respect of its monetary or fiscal affairs that in your reasonable opinion has a material adverse effect on the securities markets in the United States or would make it impracticable to market the Shares or to enforce contracts for the sale of the Shares; or

         (c) as provided in Sections 6 and 9 of this Agreement.

12.      SUCCESSORS.

         This Agreement has been and is made solely for the benefit of the Underwriters, the Company, the Selling Shareholder and the Option Shareholder and their respective successors, executors, administrators, heirs and assigns, and the officers, directors and controlling persons referred to herein, and no other person will have any right or obligation hereunder. No purchaser of any of the Shares from any Underwriter shall be deemed a successor or assign merely because of such purchase.

13.      INFORMATION PROVIDED BY UNDERWRITERS.

         The Company, the Selling Shareholder, the Option Shareholder and the Underwriters acknowledge and agree that the only information furnished or to be furnished by any Underwriter to the Company for inclusion in any Prospectus or the Registration Statement consists of the statement with respect to the public offering of the Shares by the Underwriters set forth on the front cover page of, and the information appearing in the second, tenth, eleventh, twelfth, thirteenth, fourteenth and fifteenth paragraphs, as well as the third sentence in the seventh paragraph and the statement as to actions of the Underwriters in the first sentence of the eighth paragraph under the caption "Underwriting" in the Prospectus.

14. GOVERNING LAW AND JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York. The Company irrevocably submits to the non-exclusive jurisdiction of any court of the State of New York or the United State District Court for the Southern District of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus.

15.      MISCELLANEOUS.

         The reimbursement, indemnification and contribution agreements contained in this Agreement and the representations, warranties and covenants in this Agreement shall remain in full force and effect regardless of (a) any termination of this Agreement, (b) any investigation made by or on behalf of any Underwriter or controlling person thereof, or by or on behalf of the Company or its directors or officers, the Selling Shareholder or the Option Shareholder and
(c) delivery of and payment for the Shares under this Agreement.

         This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         If the foregoing letter is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicates hereof, whereupon it will become a binding agreement among the Selling Shareholder, the Option Shareholder, the Company and the several Underwriters in accordance with its terms.


                                     Very truly yours,


                                     FORWARD AIR CORPORATION



                                     By:______________________________________
                                        Name:
                                        Title:


                                     SELLING SHAREHOLDER



                                     By:______________________________________
                                        Attorney-In-Fact


                                     OPTION SHAREHOLDER



                                     By:______________________________________
                                        Attorney-In-Fact

The foregoing Underwriting Agreement
is hereby confirmed and accepted as
of the date first above written.


BEAR, STEARNS & CO. INC.
DEUTSCHE BANK SECURITIES INC.
BB&T CAPITAL MARKETS,
     a division of Scott & Stringfellow, Inc.

By: Bear, Stearns & Co. Inc.



By: ___________________________
    Authorized Officer


By: Deutsche Bank Securities Inc.



By: ___________________________
    Authorized Officer


For themselves and as Representatives of the several
Underwriters listed on Schedule I

                                   SCHEDULE I

                            SCHEDULE OF UNDERWRITERS

                                                                       Number of Firm Shares
Underwriter                                                                 to be Purchased
-----------                                                            ---------------------

Bear, Stearns & Co. Inc.
Deutsche Bank Securities Inc.
BB&T Capital Markets,
     a division of Scott & Stringfellow, Inc.
                                                                                ----------

                                 Total                                          2,200,000
                                                                                =========

                                   SCHEDULE II

                            SCHEDULE OF SUBSIDIARIES

                                                                       State of Incorporation
                                                                       ----------------------
FAF, Inc.                                                                     Tennessee

Forward Air, Inc.                                                             Tennessee

Forward Air International Airlines, Inc.                                      Tennessee

Forward Air Licensing Company                                                 Delaware

Forward Air Royalty Company                                                   Delaware

Forward Air Systems Technology, Inc.                                          Tennessee

Transportation Properties, Inc.                                               Tennessee

                                     ANNEX I

                            Form of Lock-Up Agreement

                                     [Date]

BEAR. STEARNS & CO. INC.
DEUTSCHE BANK SECURITIES INC.
BB&T CAPITAL MARKETS,
    a division of Scott & Stringfellow, Inc.
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York  10179
Attention: Equity Capital Markets

                    Forward Air Corporation Lock-Up Agreement

Ladies and Gentlemen:

         This letter agreement (this "Agreement") relates to the proposed public offering (the "Offering") by certain shareholders of Forward Air Corporation, a Tennessee corporation (the "Company"), of its common stock, $0.01 par value (the "Stock").

         In order to induce you to underwrite the Offering, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc. and Deutsche Bank Securities Inc. (the "Joint Book-Runners"), during the period from the date hereof until ninety (90) days from the date of the final prospectus for the Offering (the "Lock-Up Period"), the undersigned (a) will not, directly or indirectly, offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, borrow or otherwise dispose of any Relevant Security (as defined below), and (b) will not establish or increase any "put equivalent position" or liquidate or decrease any "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequence of ownership of a Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration. As used herein "Relevant Security" means the Stock, any other equity security of the Company or any of its subsidiaries and any security convertible into, or exercisable or exchangeable for, any Stock or other such equity security.

         Notwithstanding the foregoing, the undersigned may transfer Relevant Securities by bona fide gift to any parent, mother-in-law or father-in-law, husband or wife, brother or sister, sister-in-law or brother-in-law, son-in-law or daughter-in-law and children of the undersigned or to a trust for the direct or indirect benefit of undersigned or the undersigned's family members, provided that each resulting transferee of Relevant Securities executes and delivers to you an agreements satisfactory to you certifying that such transferee is bound by the terms of this Agreement and has been in compliance with the terms hereof since the date first above written as if it had been an original party hereto.

         The undersigned hereby authorizes the Company during the Lock-Up Period to cause any transfer agent for the Relevant Securities to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, Relevant Securities for which the undersigned is the record holder and, in the case of Relevant Securities for which the undersigned is the beneficial but not the record holder, agrees during the Lock-Up Period to cause the record holder to cause the relevant transfer agent to decline to transfer, and to note stop transfer restrictions on the stock register and other records relating to, such Relevant Securities. The undersigned hereby further agrees that, without the prior written consent of the Joint Book-Runners, during the Lock-up Period the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

         The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Agreement and that this Agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

         This Agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by facsimile transmission shall be effective as delivery of the original hereof.


                                     Very truly yours,



                                     By:  ______________________________


                                     Print Name: _______________________